________________________________________________________________________________



                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                _______________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                      Date of Report: September 20, 2001


                              Semtech Corporation
            (Exact name of registrant as specified in its charter)

             Delaware                        1-6395                         95-2119684
 (State or other jurisdiction of           (Commission          (IRS Employer Identification No.)
  incorporation or organization)          File Number)


             652 Mitchell Road
         Newbury Park, California                                           91320
 (Address of Principal Executive Offices)                                 (Zip Code)


                                (805) 498-2111
             (Registrant's telephone number, including area code)


________________________________________________________________________________
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Item 5. Other Events.
        ------------

          The Registrant issued the press release, filed as Exhibit 99.1 hereto, on September 20, 2001.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

Exhibit Number      Description of Document
--------------      -----------------------

99.1                Press Release of the Registrant dated September 20, 2001.

                                      -1-
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                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2001                 SEMTECH CORPORATON



                                         By: /s/  David G. Franz, Jr.
                                            ------------------------------
                                            David G. Franz, Jr.
                                            Chief Financial Officer

                                      -2-
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                               INDEX TO EXHIBITS


Exhibit Number      Description of Document
--------------      -----------------------

99.1                Press Release of the Registrant dated September 20, 2001.

                                      -3-